UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: October 31, 2017
Date of reporting period: April 30, 2017

____________________

ITEM 1.  REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND, INC.	Table of Contents
DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Global Fund and Davis International Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Global Fund and Davis International Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS GLOBAL FUND	Shareholder Letter
DAVIS INTERNATIONAL FUND

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Global Fund and Davis International Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.davisfunds.com or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

June 2, 2017

DAVIS GLOBAL FUND	Management's Discussion of Fund Performance

Performance Overview
Davis Global Fund outperformed the Morgan Stanley Capital International All Country World Index (the "Index") for the six-month period ended April 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 13.71%, versus an 11.76% return for the Index. The sectors1 within the Index that reported the strongest performance were Financials (up 17%), Information Technology (up 16%), and Industrials (up 15%). All sectors within the Index reported positive performance for the period. The sectors that reported the weakest, yet still positive, performance were Energy (up 3%), Telecommunication Services (up 3%), and Real Estate (up 5%).
Contributors to Performance
The Fund's holdings in the Consumer Discretionary sector made the most significant contribution2 to performance, both on an absolute basis and when compared to the Index. The Fund's Consumer Discretionary holdings were up about 24%, compared to up 14% for the Index sector. Within the Consumer Discretionary sector, the Fund's holding in Retailing (17%, versus 4% for the Index) made a significant impact to performance on an industry group level. Adient3 (up 62%) was the Fund's overall top contributor for the period. Didi Chuxing (up 33%), Amazon (up 17%), JD.com (up 35%), New Oriental Education & Technology Group (up 29%), and TAL Education Group (up 46%) were strong performers.
Returns from holdings in the Financials sector also helped performance. The Fund's Financial holdings were up about 16%, compared to up 17% for the Index sector. Wells Fargo (up 19%), the Fund's second-largest holding, and JPMorgan Chase
 (up 27%) were key contributors.
Other contributors to performance came from the Fund's Information Technology holdings. Alphabet (up 15%) was the Fund's largest holding and second most important contributor for the period.
The Fund's U.S. holdings outperformed its foreign holdings. The Fund's largest foreign exposure was in Chinese companies, which were a significant contributor to performance.
Detractors from Performance
When compared to the Index, the Fund's holdings in the Information Technology sector were a significant detractor from performance, largely as a result of stock selection. The Fund's Information Technology holdings were up about 10%, compared to up 16% for the Index sector. Angie's List (down 24%) and Hollysys Automation (down 8%) were leading detractors. Hollysys Automation was a new acquisition during the period.
The Fund's Energy holdings were its second lowest returning sector. The Fund's Energy holdings were down less than 1%, compared to up 3% for the Index sector. Apache (down 17%) was the Fund's overall top detractor for the period. EQT (down 12%) and Occidental Petroleum (down 11%) were also weak performers. The Fund no longer owns EQT or Occidental Petroleum.
Returns from the Fund's sole holding in the Consumer Staples sector, United Spirits (down 10%), was the most significant detractor from performance on an absolute basis. The Fund no longer owns United Spirits.
Additional detractors included Valeant Pharmaceuticals (down 48%) from the Health Care sector and ZTO Express (down 18%) and CAR (down 7%) from the Industrials sector. At the end of the period, the Fund had approximately 7% of net assets in Cash and Equivalents. The cash holdings were another drag on Fund performance.

Davis Global Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Global Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
From its inception date in December 2004 until January 2007, shares of Davis Global Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended April 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, April 30, 2017, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS GLOBAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis Global Fund Class A versus the
Morgan Stanley Capital International All Country World Index (MSCI ACWI®)
over 10 years for an investment made on April 30, 2007

$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI®
DGF-A*
DGF-A*
$15,066
MSCI ACWI®
$14,400
04/30/07
04/30/08
04/30/09
04/30/10
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16
04/30/17

Average Annual Total Return for periods ended April 30, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	16.82%	12.62%	4.69%	7.90%	12/22/04	0.96%	0.96%
Class A - with sales charge	11.27%	11.53%	4.18%	7.48%	12/22/04	0.96%	0.96%
Class B†, **	11.23%	10.87%	3.84%	7.25%	12/22/04	2.45%	2.30%
Class C**	14.90%	11.63%	3.72%	6.88%	12/22/04	1.73%	1.73%
Class Y	17.10%	12.89%	N/A	4.07%	07/25/07	0.70%	0.70%
MSCI ACWI®***	15.14%	8.96%	3.71%	6.16%

The Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis Global Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from December 22, 2004.

DAVIS INTERNATIONAL FUND	Management's Discussion of Fund Performance

Performance Overview
Davis International Fund outperformed the Morgan Stanley Capital International All Country World Index ex USA (the "Index") for the six-month period ended April 30, 2017 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 12.20%, versus a 10.37% return for the Index. The sectors1 within the Index that reported the strongest performance were Information Technology (up 15%), Financials (up 15%), and Industrials (up 13%). All sectors within the Index reported positive performance for the period. The sectors that reported the weakest, yet still positive, performance were Telecommunication Services (up 2%), Utilities (up 4%), and Real Estate (up 5%).
Contributors to Performance
The Fund's holdings in the Consumer Discretionary sector made the most significant contribution2 to performance, both on an absolute basis and when compared to the Index. The Fund's Consumer Discretionary holdings were up about 23%, compared to up 10% for the Index sector. Within the Consumer Discretionary sector, the Fund's holding in Retailing (17%, versus 2% for the Index) made a significant impact to performance on an industry group level. Didi Chuxing3 (up 33%) was the Fund's overall top contributor and third-largest holding for the period. TAL Education Group (up 46%), JD.com (up 35%), Hunter Douglas (up 51%), New Oriental Education & Technology Group (up 29%), and Naspers (up 13%) were also strong performers. Naspers was the Fund's largest holding at the end of the period.
Returns from holdings in the Industrials sector also helped absolute performance. The Fund's second-largest sector position was in Industrials (18%). The Fund's Industrial holdings were up about 11%, compared to up 13% for the Index sector. Safran (up 22%) and InterGlobe Aviation (up 22%) were key contributors.
Other contributors to performance came from the Fund's Energy holdings, which were up about 16%, compared to up 6% for the Index sector. Encana (up 12%) was the Fund's second-largest holding and a strong performer.
At the country level, the Fund's Chinese holdings made the largest contribution to the Fund's performance. The Fund held its largest position by country in Chinese companies, approximately 38% of its net assets.
Detractors from Performance
The Fund's two holdings in the Consumer Staples sector were the most significant detractors from performance on an absolute basis. The Fund's Consumer Staples holdings were down about 9%, compared to up 7% for the Index sector. United Spirits (down 17%) and L'Oréal (down 4%) were leading detractors; both were sold during the period.
When compared to the Index, the Fund's holdings in the Financials sector were the most significant detractor from performance. The Fund's Financial holdings, which were up about 5%, trailed the returns of the Index's Financial holdings, which were up 15%. The Fund also suffered from a significant underweight position, versus the Index (11%, versus 23%).
Although the Fund benefited from its overall Health Care position on an absolute basis, it still suffered from a few individual Health Care holdings. Valeant Pharmaceuticals (down 48%) was the Fund's overall top detractor for the period. Essilor International (down 5%) was also a weak performer, which the Fund no longer owns.
Additional detractors included ZTO Express (down 18%), Kuehne + Nagel (down 4%), and CAR (down 7%) from the Industrials sector; Hollysys Automation (down 8%) from the Information Technology sector; Seven Generations Energy
(down 22%) from the Energy sector; and Jumei International Holding (down 35%) from the Consumer Discretionary sector. The Fund no longer owns Kuehne + Nagel.

Davis International Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis International Fund's principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
From its inception date in December 2006 until January 2010, shares of Davis International Fund were not available for public sale. Only the directors, officers, and employees of the Fund, or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies), were eligible to purchase Fund shares.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended April 30, 2017, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, April 30, 2017, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund's concentration policy.

[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS INTERNATIONAL FUND – (CONTINUED)	Management's Discussion of Fund Performance

Comparison of a $10,000 investment in Davis International Fund Class A versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on April 30, 2007

$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
DIF-A*
MSCI ACWI® ex USA
$11,175
DIF-A*
$11,058
04/30/07
04/30/08
04/30/09
04/30/10
04/30/11
04/30/12
04/30/13
04/30/14
04/30/15
04/30/16
04/30/17

Average Annual Total Return for periods ended April 30, 2017

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	12.87%	7.12%	1.50%	2.27%	12/29/06	1.11%	1.11%
Class A - with sales charge	7.51%	6.08%	1.01%	1.79%	12/29/06	1.11%	1.11%
Class B†, **	7.46%	5.60%	0.58%	1.38%	12/29/06	8.53%	2.30%
Class C**	10.64%	6.00%	0.26%	1.02%	12/29/06	2.17%	2.17%
Class Y	13.09%	7.51%	N/A	5.23%	12/31/09	0.78%	0.78%
MSCI ACWI® ex USA***	12.59%	5.13%	1.12%	1.88%

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Davis International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflects Class A performance for the period after conversion. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017.
**Includes any applicable contingent deferred sales charge.
***Inception return is from December 29, 2006.

DAVIS GLOBAL FUND	Fund Overview
April 30, 2017 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 04/30/17 Net Assets)		(% of 04/30/17 Stock Holdings)

				MSCI
			Fund	ACWI®
Common Stock (U.S.)	44.66%	Information Technology	18.00%	16.66%
Common Stock (Foreign)	42.61%	Retailing	16.79%	3.68%
Preferred Stock (Foreign)	5.73%	Energy	9.93%	6.43%
Short-Term Investments	6.66%	Banks	7.52%	10.30%
Other Assets & Liabilities	0.34%	Capital Goods	7.20%	7.69%
	100.00%	Transportation	6.55%	2.15%
		Materials	6.15%	5.28%
		Diversified Financials	6.04%	3.99%
		Media	5.78%	2.51%
		Consumer Services	5.16%	1.68%
		Automobiles & Components	4.27%	2.52%
		Health Care	4.04%	11.17%
		Insurance	2.35%	4.00%
		Consumer Durables & Apparel	0.22%	1.92%
		Food, Beverage & Tobacco	–	5.51%
		Telecommunication Services	–	3.31%
		Other	–	11.20%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 04/30/17 Stock Holdings)		(% of Fund's 04/30/17 Net Assets)

United States	48.03%	Alphabet Inc.*	5.91%
China	26.90%	Wells Fargo & Co.	4.54%
Canada	5.95%	Amazon.com, Inc.	4.46%
France	4.04%	Encana Corp.	3.92%
South Africa	3.74%	Naspers Ltd. - N	3.48%
Switzerland	2.48%	Berkshire Hathaway Inc., Class B	3.36%
Brazil	2.35%	Didi Chuxing Joint Co., Series A, Pfd.	3.32%
India	1.88%	Adient PLC	3.21%
Singapore	1.69%	Safran S.A.	3.17%
Netherlands	1.55%	Apache Corp.	3.04%
Mexico	1.19%
Germany	0.20%
	100.00%

*Alphabet Inc. holding includes Class A and Class C.

DAVIS INTERNATIONAL FUND	Fund Overview
April 30, 2017 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund's 04/30/17 Net Assets)		(% of 04/30/17 Stock Holdings)

				MSCI
				ACWI®
			Fund	EX USA
Common Stock (Foreign)	84.45%	Retailing	18.49%	1.60%
Preferred Stock (Foreign)	9.18%	Capital Goods	11.24%	8.19%
Short-Term Investments	6.42%	Information Technology	9.20%	10.05%
Other Assets & Liabilities	(0.05)%	Materials	8.71%	7.88%
	100.00%	Media	8.23%	1.50%
		Health Care	7.75%	8.08%
		Consumer Services	7.72%	1.35%
		Transportation	7.57%	2.62%
		Energy	7.40%	6.62%
		Diversified Financials	7.39%	3.26%
		Insurance	3.77%	5.19%
		Consumer Durables & Apparel	2.53%	2.69%
		Banks	–	14.85%
		Food, Beverage & Tobacco	–	5.75%
		Telecommunication Services	–	4.44%
		Automobiles & Components	–	4.31%
		Other	–	11.62%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 04/30/17 Stock Holdings)		(% of Fund's 04/30/17 Net Assets)

China	40.57%	Naspers Ltd. - N	5.65%
Switzerland	11.31%	Encana Corp.	5.57%
France	9.20%	Didi Chuxing Joint Co., Series A, Pfd.	5.48%
Canada	8.00%	Safran S.A.	4.53%
Brazil	6.74%	JD.com Inc., Class A, ADR	4.31%
South Africa	6.04%	TAL Education Group, Class A, ADR	3.64%
Netherlands	3.88%	New Oriental Education & Technology Group, Inc., ADR	3.59%
Germany	3.68%	Sul America S.A.	3.52%
India	3.11%	LafargeHolcim Ltd.	3.52%
Singapore	2.37%	Schneider Electric SE	3.45%
Mexico	2.19%
United Kingdom	1.95%
Belgium	0.96%
	100.00%

DAVIS GLOBAL FUND	Expense Example (Unaudited)
DAVIS INTERNATIONAL FUND

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended April 30, 2017.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads) or redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS GLOBAL FUND	Expense Example (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(11/01/16)	(04/30/17)	(11/01/16-04/30/17)
Davis Global Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,137.12	$5.09
Hypothetical	$1,000.00	$1,020.03	$4.81
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$1,129.00	$12.14
Hypothetical	$1,000.00	$1,013.39	$11.48
Class C (annualized expense ratio 1.73%**)
Actual	$1,000.00	$1,132.89	$9.15
Hypothetical	$1,000.00	$1,016.22	$8.65
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,138.02	$3.71
Hypothetical	$1,000.00	$1,021.32	$3.51
Davis International Fund
Class A (annualized expense ratio 1.11%**)
Actual	$1,000.00	$1,121.95	$5.84
Hypothetical	$1,000.00	$1,019.29	$5.56
Class B (annualized expense ratio 2.30%**)
Actual	$1,000.00	$1,115.73	$12.07
Hypothetical	$1,000.00	$1,013.39	$11.48
Class C (annualized expense ratio 2.17%**)
Actual	$1,000.00	$1,117.60	$11.39
Hypothetical	$1,000.00	$1,014.03	$10.84
Class Y (annualized expense ratio 0.78%**)
Actual	$1,000.00	$1,124.08	$4.11
Hypothetical	$1,000.00	$1,020.93	$3.91

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

DAVIS GLOBAL FUND	Schedule of Investments
April 30, 2017 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (87.27%)
CONSUMER DISCRETIONARY – (24.24%)
Automobiles & Components – (3.97%)
Adient PLC	320,520	$23,577,451
Delphi Automotive PLC	70,070	5,633,628
		29,211,079
Consumer Durables & Apparel – (0.20%)
Hunter Douglas N.V. (Netherlands)	18,390	1,484,789
Consumer Services – (4.80%)
New Oriental Education & Technology Group, Inc., ADR (China)*	319,600	20,626,984
TAL Education Group, Class A, ADR (China)*	123,120	14,664,823
		35,291,807
Media – (5.38%)
Grupo Televisa S.A.B., ADR (Mexico)	335,400	8,150,220
Liberty Global PLC, LiLAC Class C *	26,490	578,542
Liberty Global PLC, Series C *	151,610	5,247,222
Naspers Ltd. - N (South Africa)	134,460	25,541,740
		39,517,724
Retailing – (9.89%)
Amazon.com, Inc. *	35,410	32,753,896
CarMax, Inc. *	160,350	9,380,475
JD.com Inc., Class A, ADR (China)*	510,560	17,905,339
Jumei International Holding Ltd., Class A, ADR (China)*	14,050	46,505
Vipshop Holdings Ltd., Class A, ADR (China)*	907,580	12,588,135
		72,674,350
	Total Consumer Discretionary	178,179,749
ENERGY – (9.24%)
Apache Corp.	458,750	22,313,600
Cabot Oil & Gas Corp.	317,110	7,369,636
Encana Corp. (Canada)	2,695,470	28,841,529
Paramount Resources Ltd., Class A (Canada)*	725,520	9,258,678
Seven Generations Energy Ltd., Class A (Canada)*	5,565	98,536
	Total Energy	67,881,979
FINANCIALS – (14.79%)
Banks – (6.99%)
JPMorgan Chase & Co.	207,240	18,029,880
Wells Fargo & Co.	619,600	33,359,264
		51,389,144
Diversified Financials – (5.62%)
Capital Markets – (1.48%)
Noah Holdings Ltd., ADS (China)*	431,380	10,879,404
Consumer Finance – (0.78%)
American Express Co.	65,200	5,167,100
LendingClub Corp. *	97,720	571,662
		5,738,762
Diversified Financial Services – (3.36%)
Berkshire Hathaway Inc., Class B *	149,200	24,649,332
		41,267,498

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2017 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (2.18%)
Multi-line Insurance – (2.18%)
Sul America S.A. (Brazil)	3,030,982	$16,033,204
	Total Financials	108,689,846
HEALTH CARE – (3.76%)
Health Care Equipment & Services – (3.42%)
Aetna Inc.	135,790	18,341,155
Diplomat Pharmacy, Inc. *	435,650	6,796,140
		25,137,295
Pharmaceuticals, Biotechnology & Life Sciences – (0.34%)
Valeant Pharmaceuticals International, Inc. (Canada)*	269,310	2,491,118
	Total Health Care	27,628,413
INDUSTRIALS – (12.79%)
Capital Goods – (6.70%)
Brenntag AG (Germany)	23,210	1,376,387
Safran S.A. (France)	281,770	23,332,969
Schneider Electric SE (France)	53,820	4,250,393
United Technologies Corp.	170,290	20,262,807
		49,222,556
Transportation – (6.09%)
CAR Inc. (China)*	4,946,900	4,668,117
FedEx Corp.	54,100	10,262,770
InterGlobe Aviation Ltd. (India)	750,084	12,884,234
ZTO Express (Cayman) Inc., Class A, ADR (China)*	1,218,357	16,971,713
		44,786,834
	Total Industrials	94,009,390
INFORMATION TECHNOLOGY – (16.73%)
Semiconductors & Semiconductor Equipment – (0.75%)
Texas Instruments Inc.	70,150	5,554,477
Software & Services – (13.32%)
58.com Inc., Class A, ADR (China)*	6,200	245,396
Alibaba Group Holding Ltd., ADR (China)*	143,750	16,603,125
Alphabet Inc., Class A *	8,773	8,110,814
Alphabet Inc., Class C *	39,013	35,344,217
Angie's List Inc. *	374,960	2,204,765
ASAC II L.P. *(a)	35,352	33,503
Baidu, Inc., Class A, ADR (China)*	26,250	4,731,037
Facebook Inc., Class A *	83,760	12,584,940
Fang Holdings Ltd., Class A, ADR (China)*	4,142,196	13,876,357
Quotient Technology Inc. *	380,140	4,143,526
		97,877,680
Technology Hardware & Equipment – (2.66%)
Hollysys Automation Technologies Ltd. (China)	1,219,240	19,556,610
	Total Information Technology	122,988,767
MATERIALS – (5.72%)
Akzo Nobel N.V. (Netherlands)	104,380	9,127,925
Axalta Coating Systems Ltd. *	305,890	9,595,769
LafargeHolcim Ltd. (Switzerland)	298,036	16,920,785

DAVIS GLOBAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2017 (Unaudited)

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
MATERIALS – (CONTINUED)
	Monsanto Co.	54,690	$6,377,401
		Total Materials	42,021,880
	TOTAL COMMON STOCK – (Identified cost $539,644,640)		641,400,024
PREFERRED STOCK – (5.73%)
CONSUMER DISCRETIONARY – (5.73%)
Retailing – (5.73%)
	Didi Chuxing Joint Co., Series A (China)*(a)	479,462	24,420,006
	Grab Inc., Series F (Singapore)*(a)	2,398,770	11,559,793
	Internet Plus Holdings Ltd., Series A-10 (China)*(a)	1,630,518	6,086,235
		Total Consumer Discretionary	42,066,034
	TOTAL PREFERRED STOCK – (Identified cost $30,396,349)		42,066,034
SHORT-TERM INVESTMENTS – (6.66%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.83%, 05/01/17, dated 04/28/17, repurchase value of $16,437,137 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.50%-9.00%, 06/20/17-01/20/47, total market value $16,764,720)	$16,436,000	16,436,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.82%, 05/01/17, dated 04/28/17, repurchase value of $4,921,336 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 11/20/46-04/20/47, total market value $5,019,420)	4,921,000	4,921,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.83%, 05/01/17, dated 04/28/17, repurchase value of $7,889,546 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-7.50%, 08/01/18-04/01/47, total market value $8,046,780)	7,889,000	7,889,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.92%, 05/01/17, dated 04/28/17, repurchase value of $19,724,512 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.00%, 08/17/17-05/01/47, total market value $20,117,460)	19,723,000	19,723,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $48,969,000)		48,969,000
	Total Investments – (99.66%) – (Identified cost $619,009,989) – (b)		732,435,058
	Other Assets Less Liabilities – (0.34%)		2,498,085
	Net Assets – (100.00%)		$734,933,143

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $620,321,086. At April 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$146,344,402
	Unrealized depreciation		(34,230,430)
	Net unrealized appreciation		$112,113,972

See Notes to Financial Statements

DAVIS INTERNATIONAL FUND	Schedule of Investments
April 30, 2017 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (84.45%)
CONSUMER DISCRETIONARY – (25.45%)
Consumer Durables & Apparel – (2.37%)
Hunter Douglas N.V. (Netherlands)	35,103	$2,834,177
Consumer Services – (7.23%)
New Oriental Education & Technology Group, Inc., ADR (China)*	66,390	4,284,810
TAL Education Group, Class A, ADR (China)	36,570	4,355,853
		8,640,663
Media – (7.71%)
Grupo Televisa S.A.B., ADR (Mexico)	100,980	2,453,814
Naspers Ltd. - N (South Africa)	35,550	6,753,004
		9,206,818
Retailing – (8.14%)
Ctrip.com International, Ltd., ADR (China)*	21,560	1,088,996
JD.com Inc., Class A, ADR (China)*	146,840	5,149,679
Jumei International Holding Ltd., Class A, ADR (China)*	6,200	20,522
Vipshop Holdings Ltd., Class A, ADR (China)*	249,230	3,456,820
		9,716,017
	Total Consumer Discretionary	30,397,675
ENERGY – (6.93%)
Encana Corp. (Canada)	621,450	6,649,515
Paramount Resources Ltd., Class A (Canada)*	124,370	1,587,140
Seven Generations Energy Ltd., Class A (Canada)*	2,251	39,857
	Total Energy	8,276,512
FINANCIALS – (10.44%)
Diversified Financials – (6.92%)
Capital Markets – (5.65%)
BM&FBOVESPA S.A. (Brazil)	554,760	3,322,565
Noah Holdings Ltd., ADS (China)*	135,670	3,421,597
		6,744,162
Diversified Financial Services – (1.27%)
Groupe Bruxelles Lambert S.A. (Belgium)	11,200	1,073,736
Pargesa Holding S.A., Bearer Shares (Switzerland)	5,960	445,353
		1,519,089
		8,263,251
Insurance – (3.52%)
Multi-line Insurance – (3.52%)
Sul America S.A. (Brazil)	796,324	4,212,372
	Total Financials	12,475,623
HEALTH CARE – (7.26%)
Pharmaceuticals, Biotechnology & Life Sciences – (7.26%)
Novartis AG, ADR (Switzerland)	50,690	3,904,651
Roche Holding AG - Genusschein (Switzerland)	15,650	4,094,166
Valeant Pharmaceuticals International, Inc. (Canada)*	72,150	667,387
	Total Health Care	8,666,204
INDUSTRIALS – (17.61%)
Capital Goods – (10.52%)
Brenntag AG (Germany)	14,320	849,197
Meggitt PLC (United Kingdom)	364,716	2,184,757
Safran S.A. (France)	65,340	5,410,711

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2017 (Unaudited)

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Capital Goods – (Continued)
Schneider Electric SE (France)	52,230	$4,124,824
		12,569,489
Transportation – (7.09%)
CAR Inc. (China)*	1,697,500	1,601,837
InterGlobe Aviation Ltd. (India)	202,227	3,473,665
ZTO Express (Cayman) Inc., Class A, ADR (China)*	243,358	3,389,977
		8,465,479
	Total Industrials	21,034,968
INFORMATION TECHNOLOGY – (8.61%)
Software & Services – (5.89%)
58.com Inc., Class A, ADR (China)*	3,340	132,197
Alibaba Group Holding Ltd., ADR (China)*	27,070	3,126,585
Baidu, Inc., Class A, ADR (China)*	6,255	1,127,339
Fang Holdings Ltd., Class A, ADR (China)*	792,380	2,654,473
		7,040,594
Technology Hardware & Equipment – (2.72%)
Hollysys Automation Technologies Ltd. (China)	202,280	3,244,571
	Total Information Technology	10,285,165
MATERIALS – (8.15%)
Air Liquide S.A. (France)	6,240	751,774
Akzo Nobel N.V. (Netherlands)	17,285	1,511,556
LafargeHolcim Ltd. (Switzerland)	74,187	4,211,915
Linde AG (Germany)	18,170	3,264,785
	Total Materials	9,740,030
TOTAL COMMON STOCK – (Identified cost $89,909,913)		100,876,177
PREFERRED STOCK – (9.18%)
CONSUMER DISCRETIONARY – (9.18%)
Retailing – (9.18%)
Didi Chuxing Joint Co., Series A (China)*(a)	128,505	6,545,029
Grab Inc., Series F (Singapore)*(a)	549,889	2,649,943
Internet Plus Holdings Ltd., Series A-10 (China)*(a)	475,314	1,774,204
	Total Consumer Discretionary	10,969,176
TOTAL PREFERRED STOCK – (Identified cost $7,806,306)		10,969,176
SHORT-TERM INVESTMENTS – (6.42%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.83%, 05/01/17, dated 04/28/17, repurchase value of $2,575,178 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 1.50%-9.00%, 06/20/17-01/20/47, total market value $2,626,500)	$2,575,000	2,575,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.82%, 05/01/17, dated 04/28/17, repurchase value of $771,053 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 11/20/46-04/20/47, total market value $786,420)	771,000	771,000

DAVIS INTERNATIONAL FUND – (CONTINUED)	Schedule of Investments
April 30, 2017 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.83%, 05/01/17, dated 04/28/17, repurchase value of $1,236,085 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-6.50%, 12/01/31-01/01/46, total market value $1,260,720)	$1,236,000	$1,236,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.92%, 05/01/17, dated 04/28/17, repurchase value of $3,090,237 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-5.50%, 09/01/23-05/01/47, total market value $3,151,800)	3,090,000	3,090,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $7,672,000)	7,672,000
		Total Investments – (100.05%) – (Identified cost $105,388,219) – (b)	119,517,353
		Liabilities Less Other Assets – (0.05%)	(60,489)
		Net Assets – (100.00%)	$119,456,864

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $105,458,890. At April 30, 2017, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$23,910,565
		Unrealized depreciation	(9,852,102)
		Net unrealized appreciation	$14,058,463

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Assets and Liabilities
DAVIS INTERNATIONAL FUND	At April 30, 2017 (Unaudited)

	Davis Global Fund	Davis International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$732,435,058	$119,517,353
Cash	1,852	1,064
Receivables:
Capital stock sold	4,515,191	207,422
Dividends and interest	528,428	191,771
Prepaid expenses	7,333	1,900
Due from Adviser	119	427
Total assets	737,487,981	119,919,937
LIABILITIES:
Payables:
Capital stock redeemed	740,086	138,672
Deferred foreign taxes	76,040	8,090
Investment securities purchased	1,116,998	179,959
Accrued custodian fees	82,482	28,788
Accrued distribution and service plan fees	103,439	2,360
Accrued investment advisory fee	324,293	53,624
Other accrued expenses	111,500	51,580
Total liabilities	2,554,838	463,073
NET ASSETS	$734,933,143	$119,456,864
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$1,695,487	$539,581
Additional paid-in capital	622,719,464	104,880,276
Undistributed net investment income (loss)	(745,380)	117,739
Accumulated net realized losses from investments and foreign currency transactions	(2,083,618)	(201,349)
Net unrealized appreciation on investments and foreign currency transactions**	113,347,190	14,120,617
Net Assets	$734,933,143	$119,456,864

*Including:
Cost of investments	$619,009,989	$105,388,219

**Net of deferred foreign taxes of	76,040	8,090

DAVIS GLOBAL FUND	Statements of Assets and Liabilities – (Continued)
DAVIS INTERNATIONAL FUND	At April 30, 2017 (Unaudited)

	Davis Global Fund	Davis International Fund
CLASS A SHARES:
Net assets	$142,537,680	$10,154,278
Shares outstanding	6,535,021	907,099
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$21.81	$11.19
Maximum offering price per share (100/95.25 of net asset value)†	$22.90	$11.75
CLASS B SHARES:
Net assets	$498,073	$23,592
Shares outstanding	24,737	2,238
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$20.13	$10.54
CLASS C SHARES:
Net assets	$97,480,936	$1,308,156
Shares outstanding	4,725,517	123,659
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$20.63	$10.58
CLASS Y SHARES:
Net assets	$494,416,454	$107,970,838
Shares outstanding	22,624,456	9,758,631
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$21.85	$11.06

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Operations
DAVIS INTERNATIONAL FUND	For the six months ended April 30, 2017 (Unaudited)

	Davis Global Fund	Davis International Fund
INVESTMENT INCOME:
Income:
Dividends*	$2,213,902	$534,796
Interest	156,206	21,816
Net securities lending fees	97,253	19,342
Total income	2,467,361	575,954
Expenses:
Investment advisory fees (Note 3)	1,668,948	289,294
Custodian fees	128,809	48,296
Transfer agent fees:
Class A	66,558	5,569
Class B	2,264	1,425
Class C	42,874	2,427
Class Y	134,725	6,399
Audit fees	10,458	10,458
Legal fees	1,336	209
Accounting fees (Note 3)	7,002	1,500
Reports to shareholders	23,501	2,250
Directors' fees and expenses	13,703	5,546
Registration and filing fees	51,500	32,500
Miscellaneous	21,249	14,003
Distribution and service plan fees (Note 3):
Class A	132,201	10,008
Class B	2,795	210
Class C	434,351	6,079
Total expenses	2,742,274	436,173
Reimbursement of expenses by Adviser (Note 3)	(407)	(1,313)
Net expenses	2,741,867	434,860
Net investment income (loss)	(274,506)	141,094
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	187,607	(179,876)
Foreign currency transactions	979	(14,071)
Net realized gain (loss)	188,586	(193,947)
Net increase in unrealized appreciation**	79,251,059	13,165,755
Net realized and unrealized gain on investments and foreign currency transactions	79,439,645	12,971,808
Net increase in net assets resulting from operations	$79,165,139	$13,112,902

*Net of foreign taxes withheld of	$102,691	$76,054

**Net of deferred foreign taxes of	(90,289)	(8,729)

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the six months ended April 30, 2017 (Unaudited)

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income (loss)	$(274,506)	$141,094
Net realized gain (loss) from investments and foreign currency transactions	188,586	(193,947)
Net increase in unrealized appreciation on investments and foreign currency transactions	79,251,059	13,165,755
Net increase in net assets resulting from operations	79,165,139	13,112,902
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(2,586)
Class Y	–	(252,530)
Realized gains from investment transactions:
Class A	–	(11,206)
Class B	–	(62)
Class C	–	(1,657)
Class Y	–	(121,589)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	25,419,292	506,216
Class B	(184,537)	(26,009)
Class C	8,221,228	(55,657)
Class Y	137,180,980	4,776,295
Total increase in net assets	249,802,102	17,924,117
NET ASSETS:
Beginning of period	485,131,041	101,532,747
End of period*	$734,933,143	$119,456,864

*Including undistributed net investment income (loss) of	$(745,380)	$117,739

See Notes to Financial Statements

DAVIS GLOBAL FUND	Statements of Changes in Net Assets
DAVIS INTERNATIONAL FUND	For the year ended October 31, 2016

	Davis Global Fund	Davis International Fund
OPERATIONS:
Net investment income (loss)	$(521,272)	$311,891
Net realized gain (loss) from investments and foreign currency transactions	(2,017,754)	149,555
Net increase in unrealized appreciation on investments and foreign currency transactions	27,700,178	122,817
Net increase in net assets resulting from operations	25,161,152	584,263
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(28,679)
Class Y	(182,144)	(649,495)
Realized gains from investment transactions:
Class A	(5,429,395)	(233,015)
Class B	(43,832)	(3,602)
Class C	(3,826,599)	(50,665)
Class Y	(13,073,669)	(2,875,832)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	5,162,826	1,372,330
Class B	(112,382)	(57,363)
Class C	14,274,456	(243,746)
Class Y	69,352,987	4,077,374
Total increase in net assets	91,283,400	1,891,570
NET ASSETS:
Beginning of year	393,847,641	99,641,177
End of year*	$485,131,041	$101,532,747

*Including undistributed net investment income (loss) of	$(470,874)	$231,761

See Notes to Financial Statements

DAVIS GLOBAL FUND	Notes to Financial Statements
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis New York Venture Fund, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company operates as a series issuing shares of common stock including the following two funds (collectively "Funds"):

Davis Global Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by both United States and foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 22, 2004, and until January 1, 2007, shares of the Fund were not available for public sale.

Davis International Fund seeks to achieve long-term growth of capital. It invests principally in common stocks issued by foreign companies, including countries with developed or emerging markets. The Fund commenced operations on December 29, 2006, and until January 1, 2010, shares of the Fund were not available for public sale.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of its Funds will be achieved.

Prior to being available for public sale, only the directors, officers, and employees of the Funds or their investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) were eligible to purchase the Funds' shares.

The Funds follow the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds until July 28, 2017. Class B shares will be closed by conversion into Class A shares no later than August 31, 2017. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses are recorded on the accrual basis and those directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Each Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Davis Fund) within 30 days of their purchase. The fee, which is retained by each Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of  a  number of subjective factors and is  therefore  subject  to  the unavoidable risk that the value assigned to a

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of April 30, 2017 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Davis Global	Davis International
	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$178,179,749	$30,397,675
Energy	67,881,979	8,276,512
Financials	108,689,846	12,475,623
Health Care	27,628,413	8,666,204
Industrials	94,009,390	21,034,968
Information Technology	122,955,264	10,285,165
Materials	42,021,880	9,740,030
Total Level 1	641,366,521	100,876,177
Level 2 – Other Significant Observable Inputs:
Short-term securities	48,969,000	7,672,000
Total Level 2	48,969,000	7,672,000
Level 3 – Significant Unobservable Inputs:
Equity securities:
Consumer Discretionary	42,066,034	10,969,176
Information Technology	33,503	–
Total Level 3	42,099,537	10,969,176
Total Investments	$732,435,058	$119,517,353

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the six months ended April 30, 2017.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended April 30, 2017:

	Davis Global Fund	Davis International Fund
Investment Securities:
Beginning balance	$36,008,753	$9,336,521
Net change in unrealized appreciation (depreciation)	6,090,784	1,632,655
Ending balance	$42,099,537	$10,969,176

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at April 30, 2017 and included in the change in net assets for the period	$6,090,784	$1,632,655

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period.Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table

	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	April 30, 2017	Technique	Input(s)	Amount(s)
Davis Global Fund	Common Stock	$33,503	Discounted Cash Flow	Annualized Yield	2.538%

	Preferred Stock	24,420,006	Market Approach	Transaction Price	$50.9321

	Preferred Stock	11,559,793	Market Approach	Transaction Price	$4.8191

	Preferred Stock	6,086,235	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.32%
		$42,099,537

Davis International Fund	Preferred Stock	$6,545,029	Market Approach	Transaction Price	$50.9321

	Preferred Stock	2,649,943	Market Approach	Transaction Price	$4.8191

	Preferred Stock	1,774,204	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.32%
		$10,969,176

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and concluded that as of April 30, 2017, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

Capital losses with no expiration date will be carried forward to future years if not offset by gains. At October 31, 2016, Davis Global Fund had available for federal income tax purposes unused long-term capital loss carryforwards in the amount of $969,439, with no expiration.

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended April 30, 2017 were as follows:

	Davis Global Fund	Davis International Fund
Cost of purchases	$178,552,901	$15,418,640
Proceeds from sales	54,302,038	14,777,113

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds.  DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Fund (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of April 30, 2017, a related shareholder's investment in Davis International Fund represents 80% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for each Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.30%; Class B shares, 2.30%; Class C shares, 2.30%; Class Y shares, 1.05%). During the six months ended April 30, 2017, such reimbursements for Class B shares of Davis Global Fund and Davis International Fund amounted to $407 and $1,313, respectively, and are not subject to future recoupment.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Six months ended April 30, 2017 (Unaudited)
	Davis Global Fund	Davis International Fund
Transfer agent fees paid to Adviser	$13,666	$983
Accounting fees paid to Adviser	7,002	1,500

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

	Six months ended April 30, 2017 (Unaudited)
	Davis Global Fund	Davis International Fund
Distribution fees:
Class B	$2,095	$158
Class C	325,763	4,559
Service fees:
Class A	132,201	10,008
Class B	700	52
Class C	108,588	1,520

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Sales Charges - (Continued)

As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sale of Class C shares of the Funds are re-allowed to qualified selling dealers.

	Six months ended April 30, 2017 (Unaudited)
	Davis Global Fund	Davis International Fund
Class A commissions retained by Distributor	$41,800	$2,387
Class A commissions re-allowed to investment dealers	226,787	15,605
Total commissions earned on sale of Class A	$268,587	$17,992
Commission advances by the Distributor on the sale of:
Class C	$145,087	$784
CDSCs received by the Distributor from:
Class B	770	254
Class C	2,816	33

NOTE 4 - CAPITAL STOCK

At April 30, 2017, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 300 million shares are designated to Davis Global Fund and 200 million shares are designated to Davis International Fund. As of May 1, 2013, Class B shares were no longer offered for new purchases and will be closed by conversion into Class A shares no later than August 31, 2017. Transactions in capital stock were as follows:

	Six months ended April 30, 2017 (Unaudited)
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	2,126,438	–	(882,537)	1,243,901
Class B	577	–	(10,297)	(9,720)
Class C	1,125,858	–	(696,874)	428,984
Class Y	8,150,941	–	(1,401,221)	6,749,720
Value: Class A	$43,332,584	$–	$(17,913,292)	$25,419,292
Class B	10,968	–	(195,505)	(184,537)
Class C	21,700,045	–	(13,478,817)	8,221,228
Class Y	165,964,565	–	(28,783,585)	137,180,980

Davis International Fund
Shares: Class A	208,481	1,015	(156,154)	53,342
Class B	–	7	(2,572)	(2,565)
Class C	9,347	162	(15,187)	(5,678)
Class Y	536,010	38,450	(101,136)	473,324
Value: Class A	$2,116,267	$9,918	$(1,619,969)	$506,216
Class B	–	62	(26,071)	(26,009)
Class C	89,543	1,502	(146,702)	(55,657)
Class Y	5,409,436	370,662	(1,003,803)	4,776,295

*	Davis Global Fund: net of redemption fees amounting to $2,988, $333, and $2,103, for Class A, Class C, and Class Y, respectively.
Davis International Fund: net of redemption fees amounting to $504, $5, and $140, for Class A, Class C, and Class Y, respectively.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended October 31, 2016
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Davis Global Fund
Shares: Class A	1,716,163	276,361	(1,718,360)	274,164
Class B	2,526	2,595	(11,801)	(6,680)
Class C	1,907,835	217,144	(1,300,911)	824,068
Class Y	7,569,621	690,748	(4,622,386)	3,637,983
Value: Class A	$31,379,894	$4,963,448	$(31,180,516)	$5,162,826
Class B	42,510	43,831	(198,723)	(112,382)
Class C	33,120,349	3,730,544	(22,576,437)	14,274,456
Class Y	138,666,659	12,392,022	(81,705,694)	69,352,987

Davis International Fund
Shares: Class A	397,431	20,577	(291,555)	126,453
Class B	–	329	(6,622)	(6,293)
Class C	28,496	5,263	(61,770)	(28,011)
Class Y	461,508	365,101	(387,932)	438,677
Value: Class A	$3,736,202	$199,391	$(2,563,263)	$1,372,330
Class B	–	3,052	(60,415)	(57,363)
Class C	263,227	48,890	(555,863)	(243,746)
Class Y	4,397,271	3,490,366	(3,810,263)	4,077,374

*  Davis Global Fund: net of redemption fees amounting to $1,986, $2,214, and $7,871, for Class A, Class C, and Class Y, respectively.
    Davis International Fund: net of redemption fees amounting to $7 and $257, for Class A and Class Y, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the six months ended April 30, 2017.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of April 30, 2017, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS GLOBAL FUND	Notes to Financial Statements – (Continued)
DAVIS INTERNATIONAL FUND	April 30, 2017 (Unaudited)

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Global Fund amounted to $42,099,537 or 5.73% of the Fund's net assets as of April 30, 2017. The aggregate value of restricted securities in Davis International Fund amounted to $10,969,176 or 9.18% of the Fund's net assets as of April 30, 2017. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of April 30, 2017

Davis Global Fund	ASAC II L.P.	10/10/13	35,352	$1.00	$0.9477

Davis Global Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	479,462	$28.7714	$50.9321

Davis Global Fund	Grab Inc., Series F, Pfd.	08/24/16	2,398,770	$4.8191	$4.8191

Davis Global Fund	Internet Plus Holdings, Ltd., Series A-10, Pfd.	01/29/15	1,630,518	$3.0921	$3.7327

Davis International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	128,505	$28.6887	$50.9321

Davis International Fund	Grab Inc., Series F, Pfd.	08/24/16	549,889	$4.8191	$4.8191

Davis International Fund	Internet Plus Holdings, Ltd., Series A-10, Pfd.	01/29/15	475,314	$3.0921	$3.7327

NOTE 8 - NEW PRONOUNCEMENTS

In October 2016, the SEC voted to approve rules to modernize and enhance reporting of information provided by registered investment companies ("Reporting Modernization Rules"). The new rules also make certain amendments to Regulation S-X to require standardized, more detailed disclosure in registered investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Adviser is currently evaluating the amendments and their impacts, if any, on the Funds' financial statements.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Global Fund Class A:
Six months ended April 30, 2017 [e]	$19.18	$(0.01)	$2.64	$2.63
Year ended October 31, 2016	$19.11	$(0.02)	$1.18	$1.16
Year ended October 31, 2015	$19.08	$0.01	$0.18	$0.19
Year ended October 31, 2014	$16.93	$0.06	$2.17	$2.23
Year ended October 31, 2013	$12.90	$0.08	$4.12	$4.20
Year ended October 31, 2012	$12.25	$0.06	$0.63	$0.69
Davis Global Fund Class B:
Six months ended April 30, 2017 [e]	$17.83	$(0.14)	$2.44	$2.30
Year ended October 31, 2016	$18.06	$(0.25)	$1.11	$0.86
Year ended October 31, 2015	$18.26	$(0.27)	$0.21	$(0.06)
Year ended October 31, 2014	$16.35	$(0.17)	$2.08	$1.91
Year ended October 31, 2013	$12.47	$(0.11)	$4.00	$3.89
Year ended October 31, 2012	$11.96	$(0.09)	$0.60	$0.51
Davis Global Fund Class C:
Six months ended April 30, 2017 [e]	$18.21	$(0.09)	$2.51	$2.42
Year ended October 31, 2016	$18.33	$(0.16)	$1.13	$0.97
Year ended October 31, 2015	$18.44	$(0.13)	$0.16	$0.03
Year ended October 31, 2014	$16.44	$(0.11)	$2.11	$2.00
Year ended October 31, 2013	$12.54	$(0.06)	$4.01	$3.95
Year ended October 31, 2012	$11.99	$(0.06)	$0.61	$0.55
Davis Global Fund Class Y:
Six months ended April 30, 2017 [e]	$19.20	$0.01	$2.64	$2.65
Year ended October 31, 2016	$19.09	$0.02	$1.20	$1.22
Year ended October 31, 2015	$19.07	$0.05	$0.18	$0.23
Year ended October 31, 2014	$16.91	$0.11	$2.16	$2.27
Year ended October 31, 2013	$12.89	$0.12	$4.11	$4.23
Year ended October 31, 2012	$12.24	$0.09	$0.63	$0.72
Davis International Fund Class A:
Six months ended April 30, 2017 [e]	$9.99	$–g	$1.21	$1.21
Year ended October 31, 2016	$10.33	$0.01	$0.02	$0.03
Year ended October 31, 2015	$10.61	$0.04	$(0.28)	$(0.24)
Year ended October 31, 2014	$10.18	$0.06	$0.41	$0.47
Year ended October 31, 2013	$8.30	$0.05	$1.94	$1.99
Year ended October 31, 2012	$8.02	$0.05	$0.37	$0.42
Davis International Fund Class B:
Six months ended April 30, 2017 [e]	$9.46	$(0.06)	$1.15	$1.09
Year ended October 31, 2016	$9.88	$(0.10)	$0.01	$(0.09)
Year ended October 31, 2015	$10.22	$(0.08)	$(0.26)	$(0.34)
Year ended October 31, 2014	$9.89	$(0.07)	$0.40	$0.33
Year ended October 31, 2013	$8.07	$(0.03)	$1.88	$1.85
Year ended October 31, 2012	$7.74	$(0.04)	$0.37	$0.33

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$–	$–	$–	$21.81	13.71%	$142,538	0.96%[f]	0.96%[f]	(0.15)%[f]	10%
$–	$(1.09)	$–	$(1.09)	$19.18	6.46%	$101,504	0.97%	0.97%	(0.13)%	53%
$(0.02)	$(0.14)	$–	$(0.16)	$19.11	1.05%	$95,856	0.97%	0.97%	0.05%	35%
$(0.08)	$–	$–	$(0.08)	$19.08	13.18%	$61,577	0.96%	0.96%	0.32%	33%
$(0.17)	$–	$–	$(0.17)	$16.93	32.86%	$39,792	0.97%	0.97%	0.56%	30%
$(0.04)	$–	$–	$(0.04)	$12.90	5.63%	$30,826	1.05%	1.05%	0.46%	43%

$–	$–	$–	$–	$20.13	12.90%	$498	2.45%[f]	2.30%[f]	(1.49)%[f]	10%
$–	$(1.09)	$–	$(1.09)	$17.83	5.10%	$614	2.43%	2.30%	(1.46)%	53%
$–	$(0.14)	$–	$(0.14)	$18.06	(0.29)%	$743	2.36%	2.30%	(1.28)%	35%
$–	$–	$–	$–	$18.26	11.68%	$1,040	2.26%	2.26%	(0.98)%	33%
$(0.01)	$–	$–	$(0.01)	$16.35	31.17%	$1,459	2.39%	2.30%	(0.77)%	30%
$–	$–	$–	$–	$12.47	4.26%	$1,509	2.41%	2.30%	(0.79)%	43%

$–	$–	$–	$–	$20.63	13.29%	$97,481	1.73%[f]	1.73%[f]	(0.92)%[f]	10%
$–	$(1.09)	$–	$(1.09)	$18.21	5.65%	$78,259	1.77%	1.77%	(0.93)%	53%
$–	$(0.14)	$–	$(0.14)	$18.33	0.20%	$63,663	1.80%	1.80%	(0.78)%	35%
$–	$–	$–	$–	$18.44	12.17%	$28,619	1.83%	1.83%	(0.55)%	33%
$(0.05)	$–	$–	$(0.05)	$16.44	31.55%	$8,716	1.94%	1.94%	(0.41)%	30%
$–	$–	$–	$–	$12.54	4.59%	$7,718	1.99%	1.99%	(0.48)%	43%

$–	$–	$–	$–	$21.85	13.80%	$494,416	0.70%[f]	0.70%[f]	0.11%[f]	10%
$(0.02)	$(1.09)	$–	$(1.11)	$19.20	6.78%	$304,754	0.72%	0.72%	0.12%	53%
$(0.07)	$(0.14)	$–	$(0.21)	$19.09	1.28%	$233,586	0.73%	0.73%	0.29%	35%
$(0.11)	$–	$–	$(0.11)	$19.07	13.51%	$150,342	0.69%	0.69%	0.59%	33%
$(0.21)	$–	$–	$(0.21)	$16.91	33.18%	$99,180	0.72%	0.72%	0.81%	30%
$(0.07)	$–	$–	$(0.07)	$12.89	5.96%	$85,802	0.75%	0.75%	0.76%	43%

$–[g]	$(0.01)	$–	$(0.01)	$11.19	12.20%	$10,154	1.11%[f]	1.11%[f]	(0.02)%[f]	15%
$(0.04)	$(0.33)	$–	$(0.37)	$9.99	0.35%	$8,526	1.04%	1.04%	0.10%	47%
$(0.04)	$–	$–	$(0.04)	$10.33	(2.25)%	$7,510	1.14%	1.14%	0.45%	23%
$(0.04)	$–	$–	$(0.04)	$10.61	4.66%	$6,852	1.17%	1.17%	0.46%	44%
$(0.11)	$–	$–	$(0.11)	$10.18	24.22%	$4,497	1.28%	1.28%	0.49%	12%
$(0.14)	$–	$–	$(0.14)	$8.30	5.39%	$3,387	1.37%	1.30%	0.55%	8%

$–	$(0.01)	$–	$(0.01)	$10.54	11.57%	$24	8.53%[f]	2.30%[f]	(1.21)%[f]	15%
$–	$(0.33)	$–	$(0.33)	$9.46	(0.90)%	$45	5.82%	2.30%	(1.16)%	47%
$–	$–	$–	$–	$9.88	(3.33)%	$110	4.69%	2.30%	(0.71)%	23%
$–	$–	$–	$–	$10.22	3.34%	$114	4.27%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	22.96%	$126	4.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.07	4.26%	$110	4.40%	2.30%	(0.45)%	8%

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis International Fund Class C:
Six months ended April 30, 2017 [e]	$9.48	$(0.05)	$1.16	$1.11
Year ended October 31, 2016	$9.89	$(0.09)	$0.01	$(0.08)
Year ended October 31, 2015	$10.22	$(0.06)	$(0.27)	$(0.33)
Year ended October 31, 2014	$9.89	$(0.08)	$0.41	$0.33
Year ended October 31, 2013	$8.06	$(0.06)	$1.92	$1.86
Year ended October 31, 2012	$7.73	$(0.04)	$0.37	$0.33
Davis International Fund Class Y:
Six months ended April 30, 2017 [e]	$9.88	$0.02	$1.20	$1.22
Year ended October 31, 2016	$10.23	$0.03	$0.02	$0.05
Year ended October 31, 2015	$10.50	$0.08	$(0.27)	$(0.19)
Year ended October 31, 2014	$10.09	$0.09	$0.40	$0.49
Year ended October 31, 2013	$8.22	$0.08	$1.93	$2.01
Year ended October 31, 2012	$7.89	$0.08	$0.37	$0.45

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year. The Funds' performance benefited from IPO purchases in 2013 and/or 2014. After purchase, the IPOs rapidly increased in value. Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$–	$(0.01)	$–	$(0.01)	$10.58	11.76%	$1,308	2.17%[f]	2.17%[f]	(1.08)%[f]	15%
$–	$(0.33)	$–	$(0.33)	$9.48	(0.79)%	$1,227	2.14%	2.14%	(1.00)%	47%
$–	$–	$–	$–	$9.89	(3.23)%	$1,556	2.18%	2.18%	(0.59)%	23%
$–	$–	$–	$–	$10.22	3.34%	$854	2.55%	2.30%	(0.67)%	44%
$(0.03)	$–	$–	$(0.03)	$9.89	23.11%	$365	3.27%	2.30%	(0.53)%	12%
$–	$–	$–	$–	$8.06	4.27%	$233	3.88%	2.30%	(0.45)%	8%

$(0.03)	$(0.01)	$–	$(0.04)	$11.06	12.41%	$107,971	0.78%[f]	0.78%[f]	0.31%[f]	15%
$(0.07)	$(0.33)	$–	$(0.40)	$9.88	0.60%	$91,734	0.78%	0.78%	0.36%	47%
$(0.08)	$–	$–	$(0.08)	$10.23	(1.84)%	$90,466	0.80%	0.80%	0.79%	23%
$(0.08)	$–	$–	$(0.08)	$10.50	4.93%	$62,787	0.82%	0.82%	0.81%	44%
$(0.14)	$–	$–	$(0.14)	$10.09	24.79%	$58,343	0.85%	0.85%	0.92%	12%
$(0.12)	$–	$–	$(0.12)	$8.22	5.80%	$46,794	0.90%	0.90%	0.95%	8%

[e]	Unaudited.

[f]	Annualized.

[g]	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited)
DAVIS INTERNATIONAL FUND

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund's advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly "Davis Advisors" and "Advisory Agreements").

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review meeting, held in March 2017. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Global Fund and Davis International Fund and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors' determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following facts and conclusions were important, but not exclusive, to the Independent Directors' recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests, and records, provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder's ultimate return is the product of a fund's results as well as the shareholder's behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors considered that this investment tends to align Davis Advisors' and the Davis family's interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds' shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Davis Funds' shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Davis Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors' investment process as well as the experience, capability and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors' (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedules and breakpoints (if applicable) of each of the Funds, including an assessment of competitive fee schedules (and breakpoints, if applicable).

The Independent Directors reviewed the management fee schedule for each Fund, profitability of each Fund to Davis Advisors, the extent to which economies of scale might be realized if the Funds' net assets increase, and whether the fee schedules should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Funds, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications, both paper based or electronic, that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors' sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense. The Independent Directors concluded that reasonable justifications existed for the differences between the fee rates for the Funds and Davis Advisors' other lines of business.

Davis Global Fund

The Independent Directors noted that Davis Global Fund Class A shares outperformed its benchmark, the Morgan Stanley Capital International All Country World Index ("MSCI ACWI®"), over the one-, three-, five-, and ten-year time periods, as well as since inception (December 22, 2004), all periods ended February 28, 2017. Broadridge (an independent service provider) presented a report to the Independent Directors that compared the Fund to all retail and institutional global multi-cap growth funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the relevant Lipper Index over the one-, two-, three-, four-, and five-year periods, all periods ended December 31, 2016. During the ten-year time period, ended December 31, 2016, the Fund outperformed the Performance Universe Average, but underperformed the relevant Lipper Index. The Independent Directors noted that the Fund outperformed the MSCI ACWI® in 6 out of 8 rolling five-year time frames and outperformed the Lipper Global Multi-Cap Growth category in 5 out of 8 rolling five-year time frames, ended December 31 for each year from 2009 through 2016. The Fund outperformed the MSCI ACWI® and Lipper Global Multi-Cap Growth category in 3 out of 3 rolling ten-year time frames, ended December 31 for each year from 2014 through 2016.

DAVIS GLOBAL FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)
DAVIS INTERNATIONAL FUND

Davis Global Fund – (Continued)

The Independent Directors noted that the management fee and total expense ratio for Davis Global Fund Class A shares generally compared favorably to those of similar funds. They observed that the management fee and total expense ratio were reasonable and below the median of its peer group as determined by Broadridge. The Independent Directors also noted that the Adviser has capped expenses through March 1, 2018.

Davis International Fund

The Independent Directors noted that Davis International Fund Class A shares outperformed its benchmark, the Morgan Stanley Capital International All Country World Index ex USA ("MSCI ACWI® ex USA"), over the five- and ten-year time periods, while underperforming over the one- and three-year time periods and matching performance since inception (December 29, 2006), all periods ended February 28, 2017. Broadridge (an independent service provider) presented a report to the Independent Directors that compared the Fund to all retail and institutional international multi-cap growth funds (the "Performance Universe Average"), as well as the relevant Lipper Index. The report indicated that the Fund outperformed the Performance Universe Average and the relevant Lipper Index over the one-, two-, three-, four-, and five-year time periods, all periods ended December 31, 2016. During the ten-year time period, ended December 31, 2016, the Fund outperformed the Performance Universe Average, but underperformed the relevant Lipper Index. The Independent Directors noted that the Fund outperformed the MSCI ACWI® ex USA in 3 out of 6 rolling five-year time frames and outperformed the Lipper International Multi-Cap Growth category in 1 out of 6 rolling five-year time frames, ended December 31 for each year from 2011 through 2016. The Fund underperformed the MSCI ACWI® ex USA in its first rolling ten-year time frame and outperformed the Lipper International Multi-Cap Growth category in its first rolling ten-year time frame, ended December 31, 2016.

The Independent Directors noted that the management fee and total expense ratio for Davis International Fund Class A shares generally compared favorably to those of similar funds. They observed that the management fee and total expense ratio were reasonable and below the median of its peer group as determined by Broadridge. The Independent Directors also noted that the Adviser has capped expenses through March 1, 2018.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Davis Global Fund and Davis International Fund and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors' shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Davis Global Fund and Davis International Fund were reasonable in light of the nature, quality and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements are fair and reasonable and that continuation of the Advisory Agreements is in the best interest of each Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS GLOBAL FUND	Privacy Notice and Householding
DAVIS INTERNATIONAL FUND

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS GLOBAL FUND	Directors and Officers
DAVIS INTERNATIONAL FUND

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT); Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO and Director, Markel Corp. (diversified financial holding company).	13
Director, Markel Corp.
(diversified financial holding
company); Director, Graham
Holdings Company
(educational and media
company); Director, Colfax
Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director,
Modine Manufacturing
Company (heat transfer
technology); Director, Chicago
Bridge & Iron Company, N.V.
(industrial construction and
engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

DAVIS GLOBAL FUND	Directors and Officers – (Continued)
DAVIS INTERNATIONAL FUND

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee, Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS GLOBAL FUND
DAVIS INTERNATIONAL FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Global Fund and Davis International Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not Applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: July 7, 2017

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: July 7, 2017